UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
June 3, 2009
Date of Report (Date of earliest event reported)

KIWA BIO-TECH PRODUCTS GROUP CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-33167	77-0632186
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

310 N. Indian Hill Blvd., #702 Claremont, California
(Address of principal executive offices)

91711
(Zip code)

(626) 715-5855
(Registrant’s telephone number, including area code)

None.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.04     Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

On June 3, 2009, Kiwa Bio-Tech Products Group Corporation (the “Company”) received a Notice of Default from AJW Partners, LLC, AJW Partners II, LLC, AJW Offshore, Ltd., AJW Offshore II, Ltd., AJW Qualified Partners, LLC, AJW Qualified Partners II, LLC, AJW Master Fund, Ltd., AJW Master Fund II, Ltd., New Millennium Capital Partners III, LLC (collectively, the “Investors”), claiming that the Company was purportedly in default for failure to timely file registration or effect registration as required under the Company’s notes issued to the Investors. The Company has engaged in discussion with the Investors to resolve the matter.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 9, 2009

By:	/s/ Wei Li
Name:	Wei Li
Title:	Chairman of Board of Directors and Chief Executive Officer